Exhibit 99.2
Quarterly Financial Supplement
Third Quarter 2024
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Axel André
Chesterfield, Missouri 63017 U.S.A.		Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: Axel.Andre@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+
RGA International Reinsurance Company dac	AA-
RGA Global Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company of Australia Limited	AA-
RGA Americas Reinsurance Company, Ltd.	AA-	A+
RGA Worldwide Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company (Barbados) Ltd.	AA-
RGA Atlantic Reinsurance Company Ltd.	AA-	A+
RGA Life and Annuity Insurance Company	AA-	A+
Omnilife Insurance Company Limited	A+
Aurora National Life Assurance Company		A+
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
3rd Quarter 2024

Reinsurance Group of America, Incorporated
Notes

Change in Presentation: U.S. and Latin America Financial Solutions:
In the first quarter of 2024, the Company updated the presentation of the financial results for the U.S. and Latin America Financial Solutions segment by combining the financial results for “Asset-Intensive” and “Capital Solutions” businesses. This change in presentation better aligns the presentation of the U.S. and Latin America Financial Solutions segment’s financial results with the Company's management of these businesses and with reporting for the other Financial Solutions segments. This change in presentation did not affect any previously or expected future reported results for the U.S. and Latin America Financial Solutions segment.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current Qtr	Year-to-Date
(USD millions, except in force and per share and shares data)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change

Net premiums	$4,391	$3,920	$5,376	$4,108	$4,255	$136	$13,687	$10,977	$2,710
Net income available to RGA's shareholders	156	203	210	158	287	(131)	569	744	(175)
Adjusted operating income	242	365	401	316	372	(130)	1,008	1,018	(10)
Adjusted operating income excluding notable items (1)	410	365	401	316	372	38	1,176	1,018	158
Return on equity	7.7%	9.7%	10.2%	11.4%	13.9%	(6.2)%
Adjusted operating return on equity (ex AOCI)	13.8%	15.3%	14.8%	14.5%	14.7%	(0.9)%
Adjusted operating return on equity (ex AOCI and notable items (1))	15.5%	15.3%	14.8%	14.4%	14.0%	1.5%
Adjusted operating return on equity (ex AOCI and effect of B36 items)	13.7%	15.3%	14.8%	14.4%	14.7%	(1.0)%

Per Share and Shares Data (shares in thousands)
Basic earnings per share
Net income	$2.37	$3.07	$3.20	$2.40	$4.34	$(1.97)	$8.64	$11.19	$(2.55)
Adjusted operating income	$3.67	$5.55	$6.09	$4.80	$5.64	$(1.97)	$15.31	$15.32	$(0.01)
Adjusted operating income excluding notable items (1)	$6.22	$5.55	$6.09	$4.80	$5.64	$0.58	$17.87	$15.32	$2.55
Diluted earnings per share
Net income	$2.33	$3.03	$3.16	$2.37	$4.29	$(1.96)	$8.53	$11.06	$(2.53)
Adjusted operating income	$3.62	$5.48	$6.02	$4.73	$5.57	$(1.95)	$15.11	$15.14	$(0.03)
Adjusted operating income excluding notable items (1)	$6.13	$5.48	$6.02	$4.73	$5.57	$0.56	$17.63	$15.14	$2.49
Weighted average common shares outstanding
Basic	65,850	65,807	65,739	65,853	66,127	(277)	65,799	66,473	(674)
Diluted	66,797	66,732	66,559	66,721	66,914	(117)	66,694	67,252	(558)

Book value per share	$168.93	$147.90	$143.92	$138.39	$122.40	$46.53	$168.93	$122.40	$46.53
Book value per share, excluding AOCI	$149.63	$148.19	$145.83	$144.01	$142.63	$7.00	$149.63	$142.63	$7.00
Book value per share, excluding AOCI and B36	$151.79	$149.01	$146.96	$146.07	$142.51	$9.28	$151.79	$142.51	$9.28

Shareholders’ dividends paid	$58	$56	$56	$56	$56	$2	$170	$163	$7
Share buybacks	—	—	—	50	50	(50)	—	150	(150)
Total returned to shareholders	$58	$56	$56	$106	$106	$(48)	$170	$313	$(143)

Common shares issued	85,311	85,311	85,311	85,311	85,311	—	85,311	85,311	—
Treasury shares	19,447	19,487	19,523	19,690	19,439	8	19,447	19,439	8
Common shares outstanding	65,864	65,824	65,788	65,621	65,872	(8)	65,864	65,872	(8)

Assumed life reinsurance in force (in billions)	$3,966.5	$3,767.7	$3,729.8	$3,704.1	$3,499.4	$467.1
Assumed new business production (in billions)	$204.4	$89.6	$109.1	$97.6	$96.7	$107.7	$403.1	$265.5	$137.6

(1) Excludes the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$4,391	$3,920	$5,376	$4,108	$4,255	$136	$13,687	$10,977	$2,710
Net investment income	1,188	1,082	961	956	922	266	3,231	2,635	596
Investment related gains (losses), net	(78)	(271)	(149)	(155)	(126)	48	(498)	(326)	(172)
Other revenue	150	147	149	98	102	48	446	274	172
Total revenues	5,651	4,878	6,337	5,007	5,153	498	16,866	13,560	3,306
Benefits and expenses:
Claims and other policy benefits	4,116	3,712	5,132	3,837	3,959	157	12,960	10,035	2,925
Future policy benefits remeasurement (gains) losses	151	(90)	(24)	33	(82)	233	37	(95)	132
Market risk benefits remeasurement (gains) losses	31	(8)	(35)	28	(21)	52	(12)	(38)	26
Interest credited	310	231	254	217	223	87	795	647	148
Policy acquisition costs and other insurance expenses	452	391	387	369	348	104	1,230	1,028	202
Other operating expenses	299	301	283	290	274	25	883	799	84
Interest expense	78	72	68	69	72	6	218	188	30
Total benefits and expenses	5,437	4,609	6,065	4,843	4,773	664	16,111	12,564	3,547
Income before income taxes	214	269	272	164	380	(166)	755	996	(241)
Provision for income taxes	56	65	60	4	91	(35)	181	247	(66)
Net income	158	204	212	160	289	(131)	574	749	(175)
Net income attributable to noncontrolling interest	2	1	2	2	2	—	5	5	—
Net income available to RGA's shareholders	$156	$203	$210	$158	$287	$(131)	$569	$744	$(175)
Pre-tax adjusted operating income reconciliation:
Income before income taxes	$214	$269	$272	$164	$380	$(166)	$755	$996	$(241)
Investment and derivative (gains) losses (1)	(23)	308	232	(18)	134	(157)	517	378	139
Market risk benefits remeasurement (gains) losses	31	(8)	(35)	28	(21)	52	(12)	(38)	26
Change in fair value of funds withheld embedded derivatives (1)	112	(26)	(77)	181	(1)	113	9	(18)	27
Funds withheld (gains) losses - investment income	(1)	—	(2)	(3)	(4)	3	(3)	(2)	(1)
EIA embedded derivatives - interest credited	11	(6)	13	5	(7)	18	18	(11)	29
Investment (income) loss on unit-linked variable annuities	(1)	1	1	(3)	2	(3)	1	4	(3)
Interest credited on unit-linked variable annuities	1	(1)	(1)	3	(2)	3	(1)	(4)	3
Interest expense on uncertain tax positions	1	(1)	—	(1)	1	—	—	1	(1)
Other (2)	(31)	(45)	113	30	(1)	(30)	37	7	30
Adjusted operating income before income taxes	314	491	516	386	481	(167)	1,321	1,313	8
Notable items (3)	194	—	—	—	(3)	197	194	(3)	197
Adjusted operating income before income taxes excluding notable items	$508	$491	$516	$386	$478	$30	$1,515	$1,310	$205

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
After-tax adjusted operating income reconciliation:
GAAP net income attributable to RGA	$156	$203	$210	$158	$287	$(131)	$569	$744	$(175)
Investment and derivative (gains) losses (1)	(18)	239	185	(14)	104	(122)	406	294	112
Market risk benefits remeasurement (gains) losses	25	(6)	(28)	22	(17)	42	(9)	(30)	21
Change in fair value of funds withheld embedded derivatives (1)	88	(20)	(61)	143	(1)	89	7	(14)	21
Funds withheld (gains) losses - investment income	—	—	(2)	(2)	(4)	4	(2)	(2)	—
EIA embedded derivatives - interest credited	8	(4)	10	4	(6)	14	14	(9)	23
Investment (income) loss on unit-linked variable annuities	(1)	1	1	(2)	1	(2)	1	3	(2)
Interest credited on unit-linked variable annuities	1	(1)	(1)	2	(1)	2	(1)	(3)	2
Interest expense on uncertain tax positions	1	(1)	—	(1)	1	—	—	1	(1)
Other (2)	(25)	(35)	89	23	—	(25)	29	6	23
Uncertain tax positions and other tax related items	5	(12)	(4)	(19)	6	(1)	(11)	23	(34)
Net income attributable to noncontrolling interest	2	1	2	2	2	—	5	5	—
Adjusted operating income	242	365	401	316	372	(130)	1,008	1,018	(10)
Notable items (3)	168	—	—	—	—	168	168	—	168
Adjusted operating income excluding notable items	$410	$365	$401	$316	$372	$38	$1,176	$1,018	$158

Diluted earnings per share - adjusted operating income	$3.62	$5.48	$6.02	$4.73	$5.57	$(1.95)	$15.11	$15.14	$(0.03)
Diluted earnings per share - adjusted operating income excluding notable items	$6.13	$5.48	$6.02	$4.73	$5.57	$0.56	$17.63	$15.14	$2.49

Foreign currency effect on (4):
Net premiums	$1	$(33)	$(12)	$18	$13	$(12)	$(44)	$(144)	$100
Adjusted operating income before income taxes	$1	$(5)	$1	$3	$1	$—	$(3)	$(21)	$18

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions.
(4) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2024	2024	2024	2023	2023
Assets
Fixed maturity securities available-for-sale, at fair value	$78,149	$70,491	$65,827	$60,467	$54,171
Equity securities	155	144	144	139	133
Mortgage loans	8,388	7,984	7,539	7,377	7,231
Policy loans	1,285	1,171	1,198	1,206	1,180
Funds withheld at interest	5,545	5,556	5,642	5,683	5,725
Limited partnerships and real estate joint ventures	2,972	2,791	2,697	2,635	2,560
Short-term investments	381	335	327	222	141
Other invested assets	1,361	1,148	1,140	1,171	1,091
Total investments	98,236	89,620	84,514	78,900	72,232
Cash and cash equivalents	5,195	4,596	5,935	2,970	2,820
Accrued investment income	995	881	808	759	744
Premiums receivable and other reinsurance balances	3,738	3,635	3,342	3,528	3,279
Reinsurance ceded receivables and other	5,438	5,122	5,265	5,448	2,818
Deferred policy acquisition costs	5,477	4,720	4,673	4,617	4,289
Other assets	1,179	1,314	1,463	1,401	1,240
Total assets	$120,258	$109,888	$106,000	$97,623	$87,422
Liabilities and equity
Future policy benefits	$55,933	$50,779	$47,067	$41,231	$36,474
Interest-sensitive contract liabilities	34,357	31,676	31,319	30,273	29,365
Market risk benefits, at fair value	247	217	228	258	224
Other policy claims and benefits	2,875	2,769	2,753	2,730	2,654
Other reinsurance balances	955	917	874	1,103	750
Deferred income taxes	2,059	1,866	1,897	1,862	1,601
Other liabilities	2,739	2,449	3,468	2,085	1,750
Funds withheld payable	4,809	4,323	4,409	4,483	2,001
Long-term debt	5,067	5,067	4,427	4,427	4,450
Total liabilities	109,041	100,063	96,442	88,452	79,269
Equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,577	2,567	2,549	2,544	2,534
Retained earnings	9,166	9,076	8,934	8,805	8,713
Treasury stock	(1,889)	(1,889)	(1,891)	(1,900)	(1,852)
Accumulated other comprehensive income, net of taxes (AOCI):
Accumulated currency translation adjustment	108	86	57	68	(33)
Unrealized (depreciation) appreciation of securities	(2,800)	(4,694)	(4,062)	(3,667)	(6,659)
Effect of updating discount rates on future policy benefits	3,987	4,611	3,906	3,256	5,366
Change in instrument-specific credit risk for market risk benefits	6	6	3	3	7
Pension and postretirement benefits	(29)	(29)	(29)	(29)	(14)
Total RGA, Inc. shareholders’ equity	11,127	9,735	9,468	9,081	8,063
Noncontrolling interest	90	90	90	90	90
Total equity	11,217	9,825	9,558	9,171	8,153
Total liabilities and equity	$120,258	$109,888	$106,000	$97,623	$87,422
Total RGA, Inc. shareholders’ equity, excluding AOCI	$9,855	$9,755	$9,593	$9,450	$9,396

See appendix for reconciliation of total shareholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$1,912	$1,827	$1,715	$1,912	$1,746	$166	$5,454	$5,111	$343
Net investment income	226	203	205	210	195	31	634	568	66
Investment related gains (losses), net	(22)	6	(12)	6	2	(24)	(28)	—	(28)
Other revenue	21	8	6	2	6	15	35	14	21
Total revenues	2,137	2,044	1,914	2,130	1,949	188	6,095	5,693	402

Benefits and expenses:
Claims and other policy benefits	1,712	1,676	1,572	1,779	1,611	101	4,960	4,650	310
Future policy benefits remeasurement (gains) losses	46	(66)	(21)	63	(20)	66	(41)	11	(52)
Interest credited	45	19	19	20	19	26	83	55	28
Policy acquisition costs and other insurance expenses	223	186	175	184	184	39	584	546	38
Other operating expenses	54	55	53	54	50	4	162	143	19
Total benefits and expenses	2,080	1,870	1,798	2,100	1,844	236	5,748	5,405	343

Income before income taxes	$57	$174	$116	$30	$105	$(48)	$347	$288	$59

Loss and expense ratios:
Loss ratio (1)	91.9%	88.1%	90.4%	96.3%	91.1%	0.8%	90.2%	91.2%	(1.0)%
Policy acquisition costs and other insurance expenses	11.7%	10.2%	10.2%	9.6%	10.5%	1.2%	10.7%	10.7%	—%
Other operating expenses	2.8%	3.0%	3.1%	2.8%	2.9%	(0.1)%	3.0%	2.8%	0.2%

Foreign currency effect on (2):
Net premiums	$(4)	$1	$3	$3	$5	$(9)	$—	$10	$(10)
Income before income taxes	$—	$(1)	$—	$—	$—	$—	$(1)	$—	$(1)

Assumed life reinsurance in force (in billions)	$1,834.5	$1,716.1	$1,709.1	$1,703.6	$1,693.1	$141.4
Assumed new business production (in billions)	$150.0	$35.9	$41.0	$47.9	$36.7	$113.3	$226.9	$106.4	$120.5

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$1,912	$1,827	$1,715	$1,912	$1,746	$166	$5,454	$5,111	$343
Net investment income	226	203	205	211	195	31	634	568	66
Other revenue	21	7	6	2	6	15	34	14	20
Total revenues	2,159	2,037	1,926	2,125	1,947	212	6,122	5,693	429

Benefits and expenses:
Claims and other policy benefits	1,712	1,676	1,572	1,779	1,611	101	4,960	4,650	310
Future policy benefits remeasurement (gains) losses	46	(66)	(21)	63	(20)	66	(41)	11	(52)
Interest credited	45	19	19	20	19	26	83	55	28
Policy acquisition costs and other insurance expenses	223	186	175	184	184	39	584	546	38
Other operating expenses	54	55	53	54	50	4	162	143	19
Total benefits and expenses	2,080	1,870	1,798	2,100	1,844	236	5,748	5,405	343

Adjusted operating income before income taxes	79	167	128	25	103	(24)	374	288	86
Notable items (1)	53	—	—	—	17	36	53	17	36
Adjusted operating income excluding notable items, before income taxes	$132	$167	$128	$25	$120	$12	$427	$305	$122

Loss and expense ratios:
Loss ratio (2)	91.9%	88.1%	90.4%	96.3%	91.1%	0.8%	90.2%	91.2%	(1.0)%
Policy acquisition costs and other insurance expenses	11.7%	10.2%	10.2%	9.6%	10.5%	1.2%	10.7%	10.7%	—%
Other operating expenses	2.8%	3.0%	3.1%	2.8%	2.9%	(0.1)%	3.0%	2.8%	0.2%

Foreign currency effect on (3):
Net premiums	$(4)	$1	$3	$3	$5	$(9)	$—	$10	$(10)
Adjusted operating income (loss) before income taxes	$—	$(1)	$—	$—	$—	$—	$(1)	$—	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$609	$305	$1,916	$521	$820	$(211)	$2,830	$1,000	$1,830
Net investment income	335	319	304	293	299	36	958	858	100
Investment related gains (losses), net	(84)	(15)	27	(158)	(63)	(21)	(72)	(111)	39
Other revenue	57	55	62	60	59	(2)	174	161	13
Total revenues	917	664	2,309	716	1,115	(198)	3,890	1,908	1,982

Benefits and expenses:
Claims and other policy benefits	652	365	2,079	585	851	(199)	3,096	1,095	2,001
Future policy benefits remeasurement (gains) losses	12	(3)	2	1	(25)	37	11	(30)	41
Market risk benefits remeasurement (gains) losses	31	(8)	(35)	28	(21)	52	(12)	(38)	26
Interest credited	142	120	148	126	137	5	410	399	11
Policy acquisition costs and other insurance expenses	105	87	80	78	47	58	272	144	128
Other operating expenses	21	20	18	18	18	3	59	48	11
Total benefits and expenses	963	581	2,292	836	1,007	(44)	3,836	1,618	2,218

Income (loss) before income taxes	$(46)	$83	$17	$(120)	$108	$(154)	$54	$290	$(236)

Assumed life reinsurance in force (in billions)	$9.8	$10.1	$10.1	$10.3	$5.1	$4.7
Assumed new business production (in billions)	$—	$—	$—	$5.2	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$609	$305	$1,916	$521	$820	$(211)	$2,830	$1,000	$1,830
Net investment income	336	318	303	289	292	44	957	848	109
Other revenue	58	54	62	60	59	(1)	174	161	13
Total revenues	1,003	677	2,281	870	1,171	(168)	3,961	2,009	1,952

Benefits and expenses:
Claims and other policy benefits	654	367	1,956	551	851	(197)	2,977	1,095	1,882
Future policy benefits remeasurement (gains) losses	12	(3)	2	1	(25)	37	11	(30)	41
Interest credited	131	126	135	121	144	(13)	392	410	(18)
Policy acquisition costs and other insurance expenses	105	87	80	78	47	58	272	136	136
Other operating expenses	21	20	18	18	18	3	59	48	11
Total benefits and expenses	923	597	2,191	769	1,035	(112)	3,711	1,659	2,052

Adjusted operating income before income taxes	80	80	90	101	136	(56)	250	350	(100)
Notable items (1)	—	—	—	—	(22)	22	—	(22)	22
Adjusted operating income before income taxes excluding notable items	$80	$80	$90	$101	$114	$(34)	$250	$328	$(78)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
(Continued)

	Three Months Ended
(USD millions, shown net of reinsurance ceded)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2024	2024	2024	2023	2023
Policyholder account balances

Fixed annuities (deferred)	$9,473	$9,677	$9,981	$10,331	$11,066
Equity-indexed annuities	$2,022	$2,118	$2,234	$2,354	$2,469
Bank-owned life insurance (BOLI) and universal life	$2,029	$2,052	$2,063	$2,091	$2,480
Other policyholder account balances	$74	$43	$46	$47	$51

Variable annuities account balances
No riders	$624	$609	$629	$624	$578
GMDB only	831	807	793	739	742
GMIB only	19	18	14	13	16
GMAB only	2	2	2	2	2
GMWB only	857	853	862	858	814
GMDB / WB	161	162	166	162	156
Other	14	13	11	11	12
Total variable annuities account balances	$2,508	$2,464	$2,477	$2,409	$2,320

Interest-sensitive contract liabilities not associated with policyholder account balances:

Guaranteed investment contracts, funding agreements and immediate annuities	$680	$691	$693	$690	$707

Future policy benefits (at original discount rate) associated with:
Payout annuities	$6,936	$6,764	$6,503	$4,524	$4,909
Other future policy benefits	$89	$56	$59	$60	$60

Liability for market risk benefits:

Equity-indexed annuities	$176	$147	$154	$159	$135
Variable annuities (liability)	$71	$70	$74	$99	$89
Variable annuities (asset)	$14	$15	$14	$9	$8

Net interest spread (1)	1.3%	1.1%	0.9%	1.3%	1.3%

(1) Net interest spread for Asset-Intensive is calculated as net investment income less interest credited and the interest accretion on future policy benefits, divided by total investments and cash and cash equivalents.

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$314	$326	$318	$311	$302	$12	$958	$904	$54
Net investment income	68	61	64	62	62	6	193	184	9
Investment related gains, net	1	1	1	3	—	1	3	6	(3)
Other revenue	2	1	3	—	2	—	6	4	2
Total revenues	385	389	386	376	366	19	1,160	1,098	62

Benefits and expenses:
Claims and other policy benefits	296	304	283	294	284	12	883	836	47
Future policy benefits remeasurement (gains) losses	(4)	1	(3)	4	16	(20)	(6)	18	(24)
Interest credited	1	—	—	—	1	—	1	1	—
Policy acquisition costs and other insurance expenses	48	46	47	46	46	2	141	138	3
Other operating expenses	15	11	12	11	13	2	38	35	3
Total benefits and expenses	356	362	339	355	360	(4)	1,057	1,028	29

Income before income taxes	$29	$27	$47	$21	$6	$23	$103	$70	$33

Loss and expense ratios:
Loss ratio (1)	93.0%	93.6%	88.1%	95.8%	99.3%	(6.3)%	91.5%	94.5%	(3.0)%
Policy acquisition costs and other insurance expenses	15.3%	14.1%	14.8%	14.8%	15.2%	0.1%	14.7%	15.3%	(0.6)%
Other operating expenses	4.8%	3.4%	3.8%	3.5%	4.3%	0.5%	4.0%	3.9%	0.1%

Foreign currency effect on (2):
Net premiums	$(5)	$(6)	$1	$(1)	$(8)	$3	$(10)	$(44)	$34
Income before income taxes	$(1)	$—	$—	$4	$(1)	$—	$(1)	$(5)	$4

Creditor reinsurance net premiums	$19	$17	$17	$18	$17	$2	$53	$53	$—

Assumed life reinsurance in force (in billions)	$499.6	$489.3	$488.0	$493.5	$477.2	$22.4
Assumed new business production (in billions)	$11.9	$12.3	$11.5	$11.1	$11.0	$0.9	$35.7	$33.0	$2.7

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$314	$326	$318	$311	$302	$12	$958	$904	$54
Net investment income	68	61	64	62	64	4	193	187	6
Investment related gains, net	1	2	—	2	—	1	3	2	1
Other revenue	2	1	3	—	2	—	6	4	2
Total revenues	385	390	385	375	368	17	1,160	1,097	63

Benefits and expenses:
Claims and other policy benefits	296	304	283	294	284	12	883	836	47
Future policy benefits remeasurement gains	(4)	1	(3)	4	16	(20)	(6)	18	(24)
Interest credited	1	—	—	—	1	—	1	1	—
Policy acquisition costs and other insurance expenses	48	46	47	46	46	2	141	138	3
Other operating expenses	14	13	12	11	11	3	39	33	6
Total benefits and expenses	355	364	339	355	358	(3)	1,058	1,026	32

Adjusted operating income (loss) before income taxes	30	26	46	20	10	20	102	71	31
Notable items (1)	(5)	—	—	—	13	(18)	(5)	13	(18)
Adjusted operating income excluding notable items, before income taxes	$25	$26	$46	$20	$23	$2	$97	$84	$13

Loss and expense ratios:
Loss ratio (2)	93.0%	93.6%	88.1%	95.8%	99.3%	(6.3)%	91.5%	94.5%	(3.0)%
Policy acquisition costs and other insurance expenses	15.3%	14.1%	14.8%	14.8%	15.2%	0.1%	14.7%	15.3%	(0.6)%
Other operating expenses	4.5%	4.0%	3.8%	3.5%	3.6%	0.9%	4.1%	3.7%	0.4%

Foreign currency effect on (3):
Net premiums	$(5)	$(6)	$1	$(1)	$(8)	$3	$(10)	$(44)	$34
Adjusted operating income before income taxes	$(1)	$—	$—	$5	$(1)	$—	$(1)	$(5)	$4

Creditor reinsurance net premiums	$19	$17	$17	$18	$17	$2	$53	$53	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$49	$48	$23	$22	$22	$27	$120	$68	$52
Net investment income	47	48	1	1	1	46	96	3	93
Investment related gains, net	17	(1)	—	—	—	17	16	—	16
Other revenue	3	6	3	4	3	—	12	8	4
Total revenues	116	101	27	27	26	90	244	79	165

Benefits and expenses:
Claims and other policy benefits	90	89	19	19	18	72	198	59	139
Future policy benefits remeasurement (gains) losses	—	—	—	—	(23)	23	—	(30)	30
Policy acquisition costs and other insurance expenses	5	4	1	—	1	4	10	2	8
Other operating expenses	—	2	—	2	—	—	2	2	—
Total benefits and expenses	95	95	20	21	(4)	99	210	33	177

Income before income taxes	$21	$6	$7	$6	$30	$(9)	$34	$46	$(12)

Foreign currency effect on (2):
Net premiums	$(1)	$(1)	$—	$1	$(1)	$—	$(2)	$(4)	$2
Income before income taxes	$(1)	$—	$—	$—	$—	$(1)	$(1)	$(1)	$—

Assumed Life Reinsurance In Force (in billions)	$8.3	$8.3	$—	$—	$—
Assumed New Business Production (in billions)	$—	$8.3	$—	$—	$—	$—	$8.3	$—	$8.3

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$49	$48	$23	$22	$22	$27	$120	$68	$52
Net investment income	47	48	1	1	1	46	96	3	93
Other revenue	3	6	3	4	3	—	12	8	4
Total revenues	99	102	27	27	26	73	228	79	149

Benefits and expenses:
Claims and other policy benefits	90	89	19	19	18	72	198	59	139
Future policy benefits remeasurement gains	—	—	—	—	(23)	23	—	(30)	30
Policy acquisition costs and other insurance expenses	5	4	1	—	1	4	10	2	8
Other operating expenses	—	2	—	2	—	—	2	2	—
Total benefits and expenses	95	95	20	21	(4)	99	210	33	177

Adjusted operating income before income taxes	4	7	7	6	30	(26)	18	46	(28)
Notable items (2)	—	—	—	—	(22)	22	—	(22)	22
Adjusted operating income excluding notable items, before income taxes	$4	$7	$7	$6	$8	$(4)	$18	$24	$(6)

Foreign currency effect on (3):
Net premiums	$(1)	$(1)	$—	$1	$(1)	$—	$(2)	$(4)	$2
Adjusted operating income before income taxes	$(1)	$—	$—	$(1)	$—	$(1)	$(1)	$(1)	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$521	$497	$496	$461	$447	$74	$1,514	$1,314	$200
Net investment income	30	27	27	22	23	7	84	69	15
Other revenue	(1)	—	2	1	1	(2)	1	(1)	2
Total revenues	550	524	525	484	471	79	1,599	1,382	217

Benefits and expenses:
Claims and other policy benefits	472	464	424	420	429	43	1,360	1,202	158
Future policy benefits remeasurement (gains) losses	35	6	(5)	1	43	(8)	36	47	(11)
Policy acquisition costs and other insurance expenses	29	22	37	22	25	4	88	64	24
Other operating expenses	31	31	41	33	34	(3)	103	98	5
Total benefits and expenses	567	523	497	476	531	36	1,587	1,411	176

Income (loss) before income taxes	$(17)	$1	$28	$8	$(60)	$43	$12	$(29)	$41

Loss and expense ratios:
Loss ratio (1)	97.3%	94.6%	84.5%	91.3%	105.6%	(8.3)%	92.2%	95.1%	(2.9)%
Policy acquisition costs and other insurance expenses	5.6%	4.4%	7.5%	4.8%	5.6%	—%	5.8%	4.9%	0.9%
Other operating expenses	6.0%	6.2%	8.3%	7.2%	7.6%	(1.6)%	6.8%	7.5%	(0.7)%

Foreign currency effect on (2):
Net premiums	$12	$1	$7	$14	$20	$(8)	$20	$(27)	$47
Income (loss) before income taxes	$(1)	$—	$—	$1	$(4)	$3	$(1)	$(4)	$3

Critical illness net premiums	$38	$33	$32	$37	$34	$4	$103	$102	$1

Assumed life reinsurance in force (in billions)	$1,027.5	$976.5	$985.1	$960.1	$814.5	$213.0
Assumed new business production (in billions)	$31.0	$20.0	$38.0	$16.1	$30.9	$0.1	$89.0	$97.6	$(8.6)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$521	$497	$496	$461	$447	$74	$1,514	$1,314	$200
Net investment income	30	27	27	22	23	7	84	69	15
Other revenue	(1)	—	2	1	1	(2)	1	(1)	2
Total revenues	550	524	525	484	471	79	1,599	1,382	217

Benefits and expenses:
Claims and other policy benefits	472	464	424	420	429	43	1,360	1,202	158
Future policy benefits remeasurement (gains) losses	35	6	(5)	1	43	(8)	36	47	(11)
Policy acquisition costs and other insurance expenses	29	22	37	22	25	4	88	64	24
Other operating expenses	32	33	31	33	33	(1)	96	97	(1)
Total benefits and expenses	568	525	487	476	530	38	1,580	1,410	170

Adjusted operating income (loss) before income taxes	(18)	(1)	38	8	(59)	41	19	(28)	47
Notable items (1)	40	—	—	—	47	(7)	40	47	(7)
Adjusted operating income (loss) excluding notable items, before income taxes	$22	$(1)	$38	$8	$(12)	$34	$59	$19	$40

Loss and expense ratios:
Loss ratio (2)	97.3%	94.6%	84.5%	91.3%	105.6%	(8.3)%	92.2%	95.1%	(2.9)%
Policy acquisition costs and other insurance expenses	5.6%	4.4%	7.5%	4.8%	5.6%	—%	5.8%	4.9%	0.9%
Other operating expenses	6.1%	6.6%	6.3%	7.2%	7.4%	(1.3)%	6.3%	7.4%	(1.1)%

Foreign currency effect on (3):
Net premiums	$12	$1	$7	$14	$20	$(8)	$20	$(27)	$47
Adjusted operating income (loss) before income taxes	$(1)	$—	$—	$1	$(4)	$3	$(1)	$(4)	$3

Critical illness net premiums	$38	$33	$32	$37	$34	$4	$103	$102	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$168	$159	$146	$125	$118	$50	$473	$333	$140
Net investment income	87	77	69	62	56	31	233	147	86
Investment related losses, net	(3)	(12)	(15)	(8)	(21)	18	(30)	(36)	6
Other revenue	3	8	11	1	7	(4)	22	15	7
Total revenues	255	232	211	180	160	95	698	459	239

Benefits and expenses:
Claims and other policy benefits	148	133	122	96	95	53	403	267	136
Future policy benefits remeasurement (gains) losses	—	2	2	(42)	(33)	33	4	(47)	51
Interest credited	6	8	6	3	(2)	8	20	(4)	24
Policy acquisition costs and other insurance expenses	2	2	2	1	2	—	6	6	—
Other operating expenses	15	15	15	16	14	1	45	42	3
Total benefits and expenses	171	160	147	74	76	95	478	264	214

Income before income taxes	$84	$72	$64	$106	$84	$—	$220	$195	$25

Foreign currency effect on (2):
Net premiums	$4	$1	$5	$6	$9	$(5)	$10	$(4)	$14
Income before income taxes	$2	$—	$3	$5	$6	$(4)	$5	$—	$5

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$168	$159	$146	$125	$118	$50	$473	$333	$140
Net investment income	84	79	69	59	59	25	232	156	76
Investment related gains (losses), net	1	1	(1)	(2)	2	(1)	1	7	(6)
Other revenue	3	8	11	1	7	(4)	22	15	7
Total revenues	256	247	225	183	186	70	728	511	217

Benefits and expenses:
Claims and other policy benefits	148	133	122	96	95	53	403	267	136
Future policy benefits remeasurement (gains) losses	—	2	2	(42)	(33)	33	4	(47)	51
Interest credited	5	9	7	—	—	5	21	—	21
Policy acquisition costs and other insurance expenses	2	2	2	1	2	—	6	6	—
Other operating expenses	15	15	15	16	14	1	45	42	3
Total benefits and expenses	170	161	148	71	78	92	479	268	211

Adjusted operating income before income taxes	86	86	77	112	108	(22)	249	243	6
Notable items (2)	2	—	—	—	(34)	36	2	(34)	36
Adjusted operating income excluding notable items, before income taxes	$88	$86	$77	$112	$74	$14	$251	$209	$42

Foreign currency effect on (3):
Net premiums	$4	$1	$5	$6	$9	$(5)	$10	$(4)	$14
Adjusted operating income before income taxes	$2	$—	$3	$5	$8	$(6)	$5	$1	$4

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$756	$708	$716	$709	$737	$19	$2,180	$2,076	$104
Net investment income	65	61	65	59	60	5	191	183	8
Investment related gains, net	1	1	—	1	1	—	2	6	(4)
Other revenue	(3)	8	10	(1)	3	(6)	15	17	(2)
Total revenues	819	778	791	768	801	18	2,388	2,282	106

Benefits and expenses:
Claims and other policy benefits	656	607	586	594	604	52	1,849	1,746	103
Future policy benefits remeasurement (gains) losses	53	(29)	1	6	(39)	92	25	(62)	87
Policy acquisition costs and other insurance expenses	44	42	45	40	46	(2)	131	136	(5)
Other operating expenses	55	58	50	58	56	(1)	163	160	3
Total benefits and expenses	808	678	682	698	667	141	2,168	1,980	188

Income before income taxes	$11	$100	$109	$70	$134	$(123)	$220	$302	$(82)

Loss and expense ratios:
Loss ratio (1)	93.8%	81.6%	82.0%	84.6%	76.7%	17.1%	86.0%	81.1%	4.9%
Policy acquisition costs and other insurance expenses	5.8%	5.9%	6.3%	5.6%	6.2%	(0.4)%	6.0%	6.6%	(0.6)%
Other operating expenses	7.3%	8.2%	7.0%	8.2%	7.6%	(0.3)%	7.5%	7.7%	(0.2)%

Foreign currency effect on (2):
Net premiums	$(4)	$(23)	$(23)	$(3)	$(10)	$6	$(50)	$(64)	$14
Income before income taxes	$5	$(2)	$(3)	$—	$—	$5	$—	$(5)	$5

Critical illness net premiums	$414	$358	$352	$344	$368	$46	$1,124	$1,008	$116

Assumed life reinsurance in force (in billions)	$572.2	$557.8	$528.9	$528.6	$501.8	$70.4
Assumed new business production (in billions)	$11.5	$13.1	$17.6	$17.3	$17.1	$(5.6)	$42.2	$25.7	$16.5

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$756	$708	$716	$709	$737	$19	$2,180	$2,076	$104
Net investment income	65	61	65	59	60	5	191	183	8
Investment related gains, net	1	1	—	1	1	—	2	6	(4)
Other revenue	(3)	8	10	(1)	3	(6)	15	17	(2)
Total revenues	819	778	791	768	801	18	2,388	2,282	106

Benefits and expenses:
Claims and other policy benefits	656	607	586	594	604	52	1,849	1,746	103
Future policy benefits remeasurement (gains) losses	53	(29)	1	6	(39)	92	25	(62)	87
Policy acquisition costs and other insurance expenses	44	42	45	40	46	(2)	131	136	(5)
Other operating expenses	55	59	50	57	56	(1)	164	160	4
Total benefits and expenses	808	679	682	697	667	141	2,169	1,980	189

Adjusted operating income before income taxes	11	99	109	71	134	(123)	219	302	(83)
Notable items (1)	95	—	—	—	(2)	97	95	(2)	97
Adjusted operating income excluding notable items, before income taxes	$106	$99	$109	$71	$132	$(26)	$314	$300	$14

Loss and expense ratios:
Loss ratio (2)	93.8%	81.6%	82.0%	84.6%	76.7%	17.1%	86.0%	81.1%	4.9%
Policy acquisition costs and other insurance expenses	5.8%	5.9%	6.3%	5.6%	6.2%	(0.4)%	6.0%	6.6%	(0.6)%
Other operating expenses	7.3%	8.3%	7.0%	8.0%	7.6%	(0.3)%	7.5%	7.7%	(0.2)%

Foreign currency effect on (3):
Net premiums	$(4)	$(23)	$(23)	$(3)	$(10)	$6	$(50)	$(64)	$14
Adjusted operating income before income taxes	$4	$(2)	$(2)	$1	$(1)	$5	$—	$(6)	$6

Critical illness net premiums	$414	$358	$352	$344	$368	$46	$1,124	$1,008	$116

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$62	$50	$46	$47	$63	$(1)	$158	$171	$(13)
Net investment income	184	163	120	136	117	67	467	350	117
Investment related gains (losses), net	22	(172)	(71)	61	(66)	88	(221)	(168)	(53)
Other revenue	35	61	48	9	16	19	144	44	100
Total revenues	303	102	143	253	130	173	548	397	151

Benefits and expenses:
Claims and other policy benefits	90	74	47	50	67	23	211	180	31
Future policy benefits remeasurement gains	9	(1)	—	—	(1)	10	8	(2)	10
Interest credited	75	49	51	49	54	21	175	154	21
Policy acquisition costs and other insurance expenses	27	30	25	25	21	6	82	56	26
Other operating expenses	9	8	7	7	5	4	24	18	6
Total benefits and expenses	210	160	130	131	146	64	500	406	94

Income (loss) before income taxes	$93	$(58)	$13	$122	$(16)	$109	$48	$(9)	$57

Foreign currency effect on (2):
Net premiums	$(1)	$(6)	$(5)	$(2)	$(2)	$1	$(12)	$(11)	$(1)
Income (loss) before income taxes	$(5)	$8	$5	$(6)	$1	$(6)	$8	$1	$7

Assumed life reinsurance in force (in billions)	$14.6	$9.6	$8.5	$8.0	$7.7	$6.9
Assumed new business production (in billions)	$—	$—	$1.0	$—	$1.0	$(1.0)	$1.0	$2.8	$(1.8)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$62	$50	$46	$47	$63	$(1)	$158	$171	$(13)
Net investment income	184	163	120	136	117	67	467	350	117
Investment related gains, net	5	6	3	2	2	3	14	10	4
Other revenue	19	12	20	12	8	11	51	21	30
Total revenues	270	231	189	197	190	80	690	552	138

Benefits and expenses:
Claims and other policy benefits	90	74	47	50	67	23	211	180	31
Future policy benefits remeasurement gains	9	(1)	—	—	(1)	10	8	(2)	10
Interest credited	75	49	51	49	54	21	175	154	21
Policy acquisition costs and other insurance expenses	27	30	25	25	21	6	82	56	26
Other operating expenses	9	8	7	7	5	4	24	18	6
Total benefits and expenses	210	160	130	131	146	64	500	406	94

Adjusted operating income before income taxes	60	71	59	66	44	16	190	146	44
Notable items (2)	9	—	—	—	—	9	9	—	9
Adjusted operating income excluding notable items, before income taxes	$69	$71	$59	$66	$44	$25	$199	$146	$53

Foreign currency effect on (3):
Net premiums	$(1)	$(6)	$(5)	$(2)	$(2)	$1	$(12)	$(11)	$(1)
Adjusted operating income before income taxes	$(2)	$(2)	$(1)	$(2)	$(2)	$—	$(5)	$(7)	$2

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Revenues:
Net investment income	$146	$123	$106	$111	$109	$37	$375	$273	$102
Investment related gains (losses), net	(10)	(79)	(79)	(60)	21	(31)	(168)	(23)	(145)
Other revenue	33	—	4	22	5	28	37	12	25
Total revenues	169	44	31	73	135	34	244	262	(18)

Benefits and expenses:
Interest credited	41	35	30	19	14	27	106	42	64
Policy acquisition costs and other insurance income	(31)	(28)	(25)	(27)	(24)	(7)	(84)	(64)	(20)
Other operating expenses	99	101	87	91	84	15	287	253	34
Interest expense	78	72	68	69	72	6	218	188	30
Total benefits and expenses	187	180	160	152	146	41	527	419	108

Loss before income taxes	$(18)	$(136)	$(129)	$(79)	$(11)	$(7)	$(283)	$(157)	$(126)

Foreign currency effect on (1):
Loss before income taxes	$(1)	$—	$1	$(5)	$1	$(2)	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Revenues:
Net investment income	$146	$123	$106	$111	$109	$37	$375	$273	$102
Investment related gains, net	3	1	4	5	2	1	8	9	(1)
Other revenue	19	9	12	15	9	10	40	28	12
Total revenues	168	133	122	131	120	48	423	310	113

Benefits and expenses:
Interest credited	41	35	30	19	14	27	106	42	64
Policy acquisition costs and other insurance income	(31)	(28)	(25)	(27)	(24)	(7)	(84)	(64)	(20)
Other operating expenses	99	97	87	92	84	15	283	250	33
Interest expense	77	73	68	70	71	6	218	187	31
Total benefits and expenses	186	177	160	154	145	41	523	415	108

Adjusted operating loss before income taxes	(18)	(44)	(38)	(23)	(25)	7	(100)	(105)	5
Notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating loss excluding notable items, before income taxes	$(18)	$(44)	$(38)	$(23)	$(25)	$7	$(100)	$(105)	$5

Foreign currency effect on (2):
Adjusted operating loss before income taxes	$—	$—	$1	$(6)	$1	$(1)	$1	$1	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
U.S. and Latin America:
Traditional	$57	$174	$116	$30	$105	$(48)	$347	$288	$59
Financial Solutions	(46)	83	17	(120)	108	(154)	54	290	(236)
Total U.S. and Latin America	11	257	133	(90)	213	(202)	401	578	(177)
Canada:
Traditional	29	27	47	21	6	23	103	70	33
Financial Solutions	21	6	7	6	30	(9)	34	46	(12)
Total Canada	50	33	54	27	36	14	137	116	21
Europe, Middle East and Africa:
Traditional	(17)	1	28	8	(60)	43	12	(29)	41
Financial Solutions	84	72	64	106	84	—	220	195	25
Total Europe, Middle East and Africa	67	73	92	114	24	43	232	166	66
Asia Pacific:
Traditional	11	100	109	70	134	(123)	220	302	(82)
Financial Solutions	93	(58)	13	122	(16)	109	48	(9)	57
Total Asia Pacific	104	42	122	192	118	(14)	268	293	(25)
Corporate and Other	(18)	(136)	(129)	(79)	(11)	(7)	(283)	(157)	(126)
Consolidated income before income taxes	$214	$269	$272	$164	$380	$(166)	$755	$996	$(241)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
U.S. and Latin America:
Traditional	$79	$167	$128	$25	$103	$(24)	$374	$288	$86
Financial Solutions	80	80	90	101	136	(56)	250	350	(100)
Total U.S. and Latin America	159	247	218	126	239	(80)	624	638	(14)
Canada:
Traditional	30	26	46	20	10	20	102	71	31
Financial Solutions	4	7	7	6	30	(26)	18	46	(28)
Total Canada	34	33	53	26	40	(6)	120	117	3
Europe, Middle East and Africa:
Traditional	(18)	(1)	38	8	(59)	41	19	(28)	47
Financial Solutions	86	86	77	112	108	(22)	249	243	6
Total Europe, Middle East and Africa	68	85	115	120	49	19	268	215	53
Asia Pacific:
Traditional	11	99	109	71	134	(123)	219	302	(83)
Financial Solutions	60	71	59	66	44	16	190	146	44
Total Asia Pacific	71	170	168	137	178	(107)	409	448	(39)
Corporate and Other	(18)	(44)	(38)	(23)	(25)	7	(100)	(105)	5
Consolidated adjusted operating income before income taxes	314	491	516	386	481	(167)	1,321	1,313	8
Notable items (1)	194	—	—	—	(3)	197	194	(3)	197
Consolidated adjusted operating income excluding notable items before income taxes	$508	$491	$516	$386	$478	$(364)	$1,515	$1,310	$205

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2024	2024	2024	2023	2023
Fixed maturity securities, available-for-sale (1)	$78,149	$70,491	$65,827	$60,467	$54,171
Equity securities	155	144	144	139	133
Mortgage loans	8,388	7,984	7,539	7,377	7,231
Policy loans	1,285	1,171	1,198	1,206	1,180
Funds withheld at interest	5,545	5,556	5,642	5,683	5,725
Limited partnerships and real estate joint ventures	2,972	2,791	2,697	2,635	2,560
Short-term investments	381	335	327	222	141
Other invested assets	1,361	1,148	1,140	1,171	1,091
Cash and cash equivalents	5,195	4,596	5,935	2,970	2,820
Total cash and invested assets	$103,431	$94,216	$90,449	$81,870	$75,052

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), Japanese government and agencies ("Japanese government"), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supranational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Average invested assets at amortized cost (1)	$39,469	$38,172	$38,483	$37,169	$37,051	$2,418	$38,250	$35,934	$2,316
Net investment income (1)	$492	$436	$444	$443	$430	$62	$1,372	$1,238	$134
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	5.08%	4.65%	4.70%	4.86%	4.72%	36 bps	4.81%	4.62%	19 bps
Variable investment income ("VII") (included in net investment income) (1)	$36	$12	$16	$44	$39	$(3)	$64	$95	$(31)
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	4.95%	4.76%	4.75%	4.60%	4.51%	44 bps	4.82%	4.46%	36 bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities

	September 30, 2024
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$53,327	$104	$1,058	$3,194	$51,087	65.4%
Canadian government	4,517	—	494	41	4,970	6.4%
Japanese government	6,103	—	3	836	5,270	6.7%
ABS	5,521	15	44	177	5,373	6.9%
CMBS	2,327	1	27	115	2,238	2.9%
RMBS	1,374	—	20	76	1,318	1.7%
U.S. government	1,897	—	18	212	1,703	2.1%
State and political subdivisions	895	—	7	81	821	1.1%
Other foreign government	5,645	—	84	360	5,369	6.8%
Total fixed maturity securities	$81,606	$120	$1,755	$5,092	$78,149	100.0%

	December 31, 2023
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$42,014	$62	$554	$3,751	$38,755	64.1%
Canadian government	3,477	—	473	33	3,917	6.5%
Japanese government	3,630	—	3	502	3,131	5.2%
ABS	4,661	12	19	239	4,429	7.3%
CMBS	1,969	1	7	202	1,773	2.9%
RMBS	1,173	—	8	102	1,079	1.8%
U.S. government	2,725	—	9	214	2,520	4.2%
State and political subdivisions	1,236	—	7	129	1,114	1.8%
Other foreign government	4,092	—	45	388	3,749	6.2%
Total fixed maturity securities	$64,977	$75	$1,125	$5,560	$60,467	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	September 30, 2024				December 31, 2023
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$7,439	$7,297	14.3%	A-	$6,474	$6,109	15.8%	A-
Brokerage/asset managers/exchanges	1,450	1,372	2.7%	A-	1,320	1,194	3.1%	A-
Finance companies	455	426	0.8%	BBB+	367	330	0.9%	BBB+
Insurance	4,994	4,678	9.2%	A-	4,507	4,086	10.5%	A-
REITs	1,723	1,638	3.2%	A-	1,401	1,269	3.2%	BBB+
Other finance	1,421	1,230	2.4%	A-	983	801	2.1%	A-
Total financial institutions	$17,482	$16,641	32.6%		$15,052	$13,789	35.6%
Industrials
Basic	$2,135	$2,039	4.0%	BBB+	$1,940	$1,797	4.6%	BBB+
Capital goods	2,229	2,169	4.2%	BBB+	1,664	1,531	4.0%	BBB
Communications	3,448	3,270	6.4%	BBB+	2,853	2,635	6.8%	BBB
Consumer cyclical	3,139	3,018	5.9%	BBB+	2,286	2,139	5.5%	BBB+
Consumer noncyclical	6,167	5,901	11.6%	BBB+	5,057	4,661	12.0%	BBB+
Energy	3,959	3,914	7.7%	BBB+	2,317	2,171	5.6%	A-
Technology	2,127	2,024	4.0%	BBB+	1,899	1,819	4.7%	BBB+
Transportation	3,061	2,934	5.7%	A-	2,286	2,100	5.4%	A-
Other industrial	1,432	1,413	2.7%	BBB	1,111	1,082	2.8%	BBB
Total industrials	$27,697	$26,682	52.2%		$21,413	$19,935	51.4%
Utilities
Electric	$6,505	$6,254	12.2%	A-	$4,371	$3,973	10.3%	A-
Natural gas	1,119	1,050	2.1%	A-	770	694	1.8%	A-
Other utility	524	460	0.9%	BBB+	408	364	0.9%	BBB+
Total utilities	$8,148	$7,764	15.2%		$5,549	$5,031	13.0%
Total	$53,327	$51,087	100.0%	A-	$42,014	$38,755	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		September 30, 2024			June 30, 2024			March 31, 2024			December 31, 2023			September 30, 2023
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$53,371	$51,053	65.3%	$49,634	$45,782	64.9%	$46,541	$43,336	65.8%	$41,469	$38,739	64.1%	$38,876	$33,799	62.4%
2	BBB	24,076	23,130	29.6%	22,431	20,787	29.5%	20,527	18,951	28.8%	19,793	18,261	30.2%	19,959	17,134	31.6%
3	BB	3,284	3,233	4.2%	3,331	3,270	4.6%	3,039	2,952	4.5%	3,068	2,956	4.9%	2,902	2,780	5.1%
4	B	662	576	0.7%	562	504	0.8%	515	468	0.8%	479	396	0.7%	439	368	0.7%
5	CCC	168	131	0.2%	158	124	0.2%	123	98	0.1%	116	92	0.1%	104	81	0.2%
6	In or near default	45	26	—%	45	24	—%	45	22	—%	52	23	—%	52	9	—%
	Total	$81,606	$78,149	100.0%	$76,161	$70,491	100.0%	$70,790	$65,827	100.0%	$64,977	$60,467	100.0%	$62,332	$54,171	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting utilize the NAIC rating methodology.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	September 30, 2024			June 30, 2024			March 31, 2024			December 31, 2023			September 30, 2023
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
ABS:
Collateralized loan obligations ("CLOs")	$2,659	$2,650	29.7%	$2,675	$2,676	31.6%	$2,540	$2,518	31.6%	$2,086	$2,048	28.1%	$2,022	$1,967	28.2%
ABS, excluding CLOs	2,862	2,723	30.5%	2,627	2,467	29.1%	2,597	2,427	30.5%	2,575	2,381	32.7%	2,540	2,269	32.5%
Total ABS	5,521	5,373	60.2%	5,302	5,143	60.7%	5,137	4,945	62.1%	4,661	4,429	60.8%	4,562	4,236	60.7%
CMBS	2,327	2,238	25.1%	2,242	2,120	25.0%	2,002	1,861	23.4%	1,969	1,773	24.3%	1,959	1,710	24.5%
RMBS
Agency	401	365	4.0%	414	364	4.3%	436	385	4.8%	444	398	5.5%	454	388	5.6%
Non-agency	973	953	10.7%	893	848	10.0%	814	765	9.7%	729	681	9.4%	718	642	9.2%
Total RMBS	1,374	1,318	14.7%	1,307	1,212	14.3%	1,250	1,150	14.5%	1,173	1,079	14.9%	1,172	1,030	14.8%
Total	$9,222	$8,929	100.0%	$8,851	$8,475	100.0%	$8,389	$7,956	100.0%	$7,803	$7,281	100.0%	$7,693	$6,976	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of September 30, 2024
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$3,871	$71	$21,471	$3,036	$25,342	$3,107
Canadian government	159	6	432	35	591	41
Japanese government	2,408	159	2,489	677	4,897	836
ABS	1,054	22	2,039	148	3,093	170
CMBS	188	12	1,156	96	1,344	108
RMBS	—	—	636	76	636	76
U.S. government	264	2	711	210	975	212
State and political subdivisions	—	—	532	81	532	81
Other foreign government	770	10	2,009	302	2,779	312
Total investment grade securities	$8,714	$282	$31,475	$4,661	$40,189	$4,943

Below investment grade securities:
Corporate	$392	$14	$413	$62	$805	$76
ABS	13	2	44	5	57	7
CMBS	—	—	—	—	—	—
Other foreign government	—	—	190	48	190	48
Total below investment grade securities	$405	$16	$647	$115	$1,052	$131
Total fixed maturity securities	$9,119	$298	$32,122	$4,776	$41,241	$5,074

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2023
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$2,134	$70	$24,207	$3,524	$26,341	$3,594
Canadian government	—	—	459	33	459	33
Japanese government	876	50	2,193	452	3,069	502
ABS	336	5	3,025	223	3,361	228
CMBS	160	5	1,328	190	1,488	195
RMBS	115	3	681	99	796	102
U.S. government	614	10	717	204	1,331	214
State and political subdivisions	73	1	864	128	937	129
Other foreign government	254	3	2,290	333	2,544	336
Total investment grade securities	$4,562	$147	$35,764	$5,186	$40,326	$5,333

Below investment grade securities:
Corporate	$295	$36	$649	$121	$944	$157
ABS	—	—	68	10	68	10
CMBS	—	—	4	1	4	1
Other foreign government	—	—	193	52	193	52
	$295	$36	$914	$184	$1,209	$220
Total below investment grade securities	$4,857	$183	$36,678	$5,370	$41,535	$5,553

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Fixed maturity securities available-for-sale:
Change in allowance for credit losses	$(9)	$(16)	$(20)	$(7)	$7	$(16)	$(45)	$(31)	$(14)
Impairments on fixed maturity securities	—	(1)	—	(2)	—	—	(1)	(1)	—
Realized gains on investment activity	72	68	32	18	12	60	172	54	118
Realized losses on investment activity	(113)	(230)	(134)	(102)	(61)	(52)	(477)	(173)	(304)
Net losses on fixed maturity securities available-for-sale	(50)	(179)	(122)	(93)	(42)	(8)	(351)	(151)	(200)

Net gains (losses) on equity securities	6	(5)	4	3	(2)	8	5	(4)	9
Change in mortgage loan allowance for credit losses	(12)	2	(10)	7	(17)	5	(20)	(23)	3
Limited partnerships and real estate joint venture impairment losses	—	—	(8)	—	—	—	(8)	—	(8)
Change in fair value of certain limited partnership investments	17	—	1	16	25	(8)	18	32	(14)
Other, net	(14)	4	8	—	7	(21)	(2)	24	(26)

Freestanding derivatives (1):
Interest rate swaps	13	(13)	(31)	59	(64)	77	(31)	(74)	43
Interest rate options	(3)	—	(3)	(23)	16	(19)	(6)	(10)	4
Total return swaps	7	(11)	4	14	(8)	15	—	—	—
Interest rate futures	—	1	1	(1)	—	—	2	2	—
Foreign currency swaps	(7)	8	14	(3)	8	(15)	15	20	(5)
Foreign currency swaps - hedged	—	(1)	(1)	(2)	(1)	1	(2)	(2)	—
Foreign currency forwards	77	(98)	(64)	32	(37)	114	(85)	(130)	45
Foreign currency options	2	(3)	—	—	—	2	(1)	—	(1)
Equity options	1	(1)	(4)	(6)	3	(2)	(4)	(22)	18
Equity futures	(12)	(2)	(17)	(23)	11	(23)	(31)	(8)	(23)
Credit default swaps	10	2	2	47	(26)	36	14	(5)	19
CPI swaps	(1)	(1)	—	(1)	—	(1)	(2)	7	(9)
Total freestanding derivatives	87	(119)	(99)	93	(98)	185	(131)	(222)	91

Embedded derivatives	(112)	26	77	(181)	1	(113)	(9)	18	(27)

Net losses on total derivatives	(25)	(93)	(22)	(88)	(97)	72	(140)	(204)	64

Total investment related losses, net	$(78)	$(271)	$(149)	$(155)	$(126)	$48	$(498)	$(326)	$(172)

(1) Freestanding derivatives are non-hedged unless specified.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
U.S. and Latin America Traditional
Income before income taxes	$57	$174	$116	$30	$105	$(48)	$347	$288	$59
Investment and derivative gains (1)	1	—	—	(2)	—	1	1	—	1
Funds withheld losses - investment income	—	—	—	1	—	—	—	—	—
Change in fair value of funds withheld embedded derivatives (1)	21	(6)	12	(4)	(2)	23	27	—	27
Other	—	(1)	—	—	—	—	(1)	—	(1)
Adjusted operating income before income taxes	79	167	128	25	103	(24)	374	288	86
Notable items (2)	53	—	—	—	17	36	53	17	36
Adjusted operating income excluding notable items, before income taxes	$132	$167	$128	$25	$120	$12	$427	$305	$122

U.S. and Latin America Financial Solutions
Income (loss) before income taxes	$(46)	$83	$17	$(120)	$108	$(154)	$54	$290	$(236)
Market risk benefits remeasurement (gains) losses	31	(8)	(35)	28	(21)	52	(12)	(38)	26
Investment and derivative (gains) losses (1)	(7)	35	62	(27)	62	(69)	90	129	(39)
Change in fair value of funds withheld embedded derivatives (1)	91	(20)	(89)	185	1	90	(18)	(18)	—
Funds withheld (gains) losses - investment income	1	(1)	(1)	(4)	(7)	8	(1)	(10)	9
EIA embedded derivatives - interest credited	11	(6)	13	5	(7)	18	18	(11)	29
Other (3)	(1)	(3)	123	34	—	(1)	119	8	111
Adjusted operating income before income taxes	80	80	90	101	136	(56)	250	350	(100)
Notable items (2)	—	—	—	—	(22)	22	—	(22)	22
Adjusted operating income excluding notable items, before income taxes	$80	$80	$90	$101	$114	$(34)	$250	$328	$(78)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.
(3) Includes pension risk transfer day one loss and other immaterial items.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Canada Traditional
Income before income taxes	$29	$27	$47	$21	$6	$23	$103	$70	$33
Investment and derivative (gains) losses (1)	—	1	(1)	(1)	—	—	—	(4)	4
Investment income - non-operating FWAI	—	—	—	—	2	(2)	—	3	(3)
Other	1	(2)	—	—	2	(1)	(1)	2	(3)
Adjusted operating income before income taxes	30	26	46	20	10	20	102	71	31
Notable items (2)	(5)	—	—	—	13	(18)	(5)	13	(18)
Adjusted operating income excluding notable items, before income taxes	$25	$26	$46	$20	$23	$2	$97	$84	$13

Canada Financial Solutions
Income before income taxes	$21	$6	$7	$6	$30	$(9)	$34	$46	$(12)
Investment and derivative losses (1)	(17)	1	—	—	—	(17)	(16)	—	(16)
Adjusted operating income before income taxes	4	7	7	6	30	(26)	18	46	(28)
Notable items (2)	—	—	—	—	(22)	22	—	(22)	22
Adjusted operating income excluding notable items, before income taxes	$4	$7	$7	$6	$8	$(4)	$18	$24	$(6)

Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$(17)	$1	$28	$8	$(60)	$43	$12	$(29)	$41
Other	(1)	(2)	10	—	1	(2)	7	1	6
Adjusted operating income (loss) before income taxes	(18)	(1)	38	8	(59)	41	19	(28)	47
Notable items (2)	40	—	—	—	47	(7)	40	47	(7)
Adjusted operating income (loss) excluding notable items, before income taxes	$22	$(1)	$38	$8	$(12)	$34	$59	$19	$40

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$84	$72	$64	$106	$84	$—	$220	$195	$25
Investment and derivative losses (1)	4	13	14	6	23	(19)	31	43	(12)
Investment income - non-operating FWAI	(2)	1	(1)	—	1	(3)	(2)	5	(7)
Investment (income) loss on unit-linked variable annuities	(1)	1	1	(3)	2	(3)	1	4	(3)
Interest credited on unit-linked variable annuities	1	(1)	(1)	3	(2)	3	(1)	(4)	3
Adjusted operating income before income taxes	86	86	77	112	108	(22)	249	243	6
Notable items (2)	2	—	—	—	(34)	36	2	(34)	36
Adjusted operating income excluding notable items, before income taxes	$88	$86	$77	$112	$74	$14	$251	$209	$42

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2024	2024	2024	2023	2023	Quarter	2024	2023	Change
Asia Pacific Traditional
Income before income taxes	$11	$100	$109	$70	$134	$(123)	$220	$302	$(82)
Other	—	(1)	—	1	—	—	(1)	—	(1)
Adjusted operating income before income taxes	11	99	109	71	134	(123)	219	302	(83)
Notable items (2)	95	—	—	—	(2)	97	95	(2)	97
Adjusted operating income excluding notable items, before income taxes	$106	$99	$109	$71	$132	$(26)	$314	$300	$14

Asia Pacific Financial Solutions
Income (loss) before income taxes	$93	$(58)	$13	$122	$(16)	$109	$48	$(9)	$57
Investment and derivative (gains) losses (1)	(17)	178	74	(59)	68	(85)	235	178	57
Other	(16)	(49)	(28)	3	(8)	(8)	(93)	(23)	(70)
Adjusted operating income before income taxes	60	71	59	66	44	16	190	146	44
Notable items (2)	9	—	—	—	—	9	9	—	9
Adjusted operating income excluding notable items, before income taxes	$69	$71	$59	$66	$44	$25	$199	$146	$53

Corporate and Other
Loss before income taxes	$(18)	$(136)	$(129)	$(79)	$(11)	$(7)	$(283)	$(157)	$(126)
Investment and derivative (gains) losses (1)	13	80	83	65	(19)	32	176	32	144
Interest expense on uncertain tax positions	1	(1)	—	(1)	1	—	—	1	(1)
Other	(14)	13	8	(8)	4	(18)	7	19	(12)
Adjusted operating loss before income taxes	(18)	(44)	(38)	(23)	(25)	7	(100)	(105)	5
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating loss excluding notable items, before income taxes	$(18)	$(44)	$(38)	$(23)	$(25)	$7	$(100)	$(105)	$5

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Reconciliations of RGA, Inc. Shareholders’ Equity to RGA, Inc. Shareholders’ Equity Excluding AOCI
(USD millions except per share data)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2024	2024	2024	2023	2023

RGA, Inc. shareholders’ equity	$11,127	$9,735	$9,468	$9,081	$8,063
Less effect of AOCI:
Accumulated currency translation adjustments	108	86	57	68	(33)
Unrealized (depreciation) appreciation of securities	(2,800)	(4,694)	(4,062)	(3,667)	(6,659)
Effect of updating discount rates on future policy benefits	3,987	4,611	3,906	3,256	5,366
Change in instrument-specific credit risk for market risk benefits	6	6	3	3	7
Pension and postretirement benefits	(29)	(29)	(29)	(29)	(14)
RGA, Inc. shareholders’ equity, excluding AOCI	9,855	9,755	9,593	9,450	9,396
Year-to-date notable items, net of tax	168	—	—	—	—
RGA, Inc. shareholders’ equity, excluding AOCI and notable items	$10,023	$9,755	$9,593	$9,450	$9,396

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2024	2024	2024	2023	2023

Book value per share	$168.93	$147.90	$143.92	$138.39	$122.40
Less effect of AOCI:
Accumulated currency translation adjustment	1.64	1.32	0.88	1.04	(0.49)
Unrealized (depreciation) appreciation of securities	(42.52)	(71.31)	(61.74)	(55.88)	(101.10)
Effect of updating discount rates on future policy benefits	60.54	70.06	59.36	49.62	81.46
Change in instrument-specific credit risk for market risk benefits	0.09	0.09	0.04	0.05	0.11
Pension and postretirement benefits	(0.45)	(0.45)	(0.45)	(0.45)	(0.21)
Book value per share, excluding AOCI	$149.63	$148.19	$145.83	$144.01	$142.63
Less effect of B36:	(2.16)	(0.82)	(1.13)	(2.06)	0.12
Book value per share, excluding AOCI and B36	$151.79	$149.01	$146.96	$146.07	$142.51

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein includes the assets, liabilities, and results of operations of RGA and its subsidiaries.
Non-GAAP Financial Measures
Reinsurance Group of America, Incorporated (the “Company”) discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of our operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company’s results of operations, financial statements and the underlying profitability drivers and trends of the Company’s businesses by excluding specified items which may not be indicative of the Company’s ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company’s financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company’s non-GAAP financial measures may not be comparable to similar measures used by other companies.
The following non-GAAP financial measures are used in this document and other documents published by the Company from time to time:

1.Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share. The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. Adjusted operating income is calculated as net income available to the Company’s shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding, as applicable:

•substantially all of the effect of net investment related gains and losses;
•changes in the fair value of certain embedded derivatives;
•changes in the fair value of contracts that provide market risk benefits;
•non-economic losses at contract inception for direct pension risk transfer single premium business (which are amortized into adjusted operating income within claims and other policy benefits over the estimated lives of the contracts);
•any net gain or loss from discontinued operations;
•the cumulative effect of any accounting changes;
•the impact of certain tax-related items; and
•any other items that the Company believes are not indicative of the Company’s ongoing operations as such items can be volatile and may not reflect the underlying performance of the Company’s business. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company’s management incentive programs.

2.Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items. Notable items are items the Company believes may not be indicative of its ongoing operating performance which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company’s results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented include the financial impact of the Company’s assumption reviews.

3.Adjusted operating revenue. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives.

4.Shareholders’ equity position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”), shareholders’ average equity position excluding AOCI, and book value per share excluding the impact of AOCI. The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company’s businesses on shareholders’ equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on its investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses the following non-GAAP financial measures:

•Shareholders’ average equity position excluding AOCI and B36, where B36 refers to the cumulative change in fair value of funds withheld embedded derivatives;
•Shareholders’ average equity position excluding AOCI and notable items; and
•Shareholders’ average equity position excluding AOCI, B36 and notable items.

5.Adjusted operating return on equity. This measure is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company’s management incentive programs. The Company also discloses the following non-GAAP financial measures:

•Adjusted operating return on equity excluding AOCI and B36;
•Adjusted operating return on equity excluding AOCI and notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders’ equity excluding notable items and AOCI; and
•Adjusted operating return on equity excluding AOCI, B36 and notable items.

Reconciliations of the foregoing non-GAAP financial measures (to the extent disclosed in this document) to the most comparable GAAP financial measures are provided in the Appendix of this document.

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